Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Earnings Per Share Basic Numerator [Abstract]
Net income attributable to Canon Inc.	¥ 252,755	¥ 241,923	¥ 150,650
Average common shares outstanding	1,079,753,008	1,085,439,370	1,092,070,680
Stock options	49,319
Diluted common shares outstanding	1,079,802,327	1,085,439,370	1,092,070,680
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 234.09	¥ 222.88	¥ 137.95
Diluted	¥ 234.08	¥ 222.88	¥ 137.95